Exhibit 10.2
GEOGLOBAL RESOURCES INC.
SUBSCRIPTION AGREEMENT
FOR CANADIAN AND OFFSHORE PURCHASERS
THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY
RESIDENTS OF THE PROVINCES OF BRITISH COLUMBIA, ALBERTA AND ONTARIO
AND JURISDICTIONS OUTSIDE OF NORTH AMERICA
INSTRUCTIONS
All Subscribers:
1.	Complete and sign the Execution Pages of the Subscription Agreement.

2.	Complete and sign Schedule “B” attached to the Subscription Agreement.
British Columbia and Alberta Subscribers only:
Also complete and sign Schedule “C” attached to the Subscription Agreement and, if you are an “accredited investor”, Appendix A attached thereto.
Ontario Subscribers only:
Also complete and sign Schedule “D” attached to the Subscription Agreement including Appendix A attached thereto.
Offshore Subscribers only:
Also complete and sign Schedule “E” attached to the Subscription Agreement.
Return a completed and originally executed copy of this Subscription Agreement together with, unless other arrangements acceptable to Jones, Gable & Company Limited have been made, a cheque, bank draft, or money order (in U.S. funds) payable to Jones, Gable & Company Limited, or a wire transfer to Jones, Gable & Company Limited, representing the aggregate Purchase Price by no later than 10:00 a.m. (Toronto time) on August 31, 2005 to Jones, Gable & Company Limited at 700 West Pender Street, Suite 400, Vancouver, British Columbia V6C 1C1, Attention: Nicole Cleve, Fax: (604) 685-9352 or, after August 26, 2005, to Jones, Gable & Company Limited at 555 Burrard Street, Suite 325, Vancouver, British Columbia V7X 1M7, Attention: Nicole Cleve, Fax: (604) 685-9352.

SUBSCRIPTION AGREEMENT
TO: Purchasers of Units of GeoGlobal Resources Inc. Dear
Sirs:
Re: Sale of Units
This Subscription Agreement is to confirm your agreement to purchase from GeoGlobal Resources Inc. (the “Corporation”), subject to the terms and conditions set forth herein, that number of units (the “Units”) of the Corporation set out above your name on the execution page hereof at a price of U.S.$6.50 per Unit (the “Purchase Price”). Each Unit will consist of one Common Share (as defined herein) (a “Unit Share”) and one-half of one Common Share purchase warrant of the Corporation (each such whole Common Share purchase warrant, a “Warrant”).
Each whole Warrant shall entitle the holder to subscribe for one Common Share (a “Warrant Share”) at an exercise price of U.S.$9.00 per Warrant Share at any time on or before (such period, the “Warrant Term”) the day that is 24 months from the Closing Date (as defined herein), provided that if the trading price of the Common Shares on the American Stock Exchange (or on any other stock exchange on which the Common Shares are listed) is U.S.$12.00 or more for 20 consecutive trading days, the Registration Statement (as defined herein) has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and the hold periods imposed upon the Underlying Securities (as defined herein) pursuant to applicable Canadian Securities Laws (as defined herein) have expired, the Warrant Term shall be automatically reduced and shall end on the date that is 30 days from the date of the initial issuance of a news release by the Corporation announcing the change to the Warrant Term.
For each Unit that you purchase pursuant to this Subscription Agreement, you will also receive one nontransferable right (a “Right” and all such Rights, together with all of the Units that you purchase, the “Purchased Securities”) entitling you to receive 0.10 of one Unit (each such whole Unit, a “Rights Unit”), for nominal consideration, in the event that a Registration Statement is not filed with the SEC on or before 5:00 p.m. (Toronto time) on the date that is 60 days following the Closing Date.
The Purchased Securities form part of a larger sale of up to an aggregate of 2,000,000 Units (and associated Rights) (collectively, the “Offered Securities”). A term sheet with respect to the offering of the Offered Securities is attached hereto as Schedule “A”. It is understood that less than all the Offered Securities may be sold and the Offering (as defined herein) is not subject to the sale of any minimum amount of the Offered Securities.
The proceeds of the Offered Securities will be immediately available to the Corporation upon Closing (as defined herein).
1.	Definitions
(a)	Definitions: In this Subscription Agreement, unless the context otherwise requires:
(i)	Agency Agreement” means the agency agreement to be dated on or about the Closing Date to be entered into between the Agent and the Corporation in respect of the Offering;

(ii)	“Agent” means Jones, Gable & Company Limited;

(iii)	“Agreement” or “Subscription Agreement” means this subscription agreement as the same may be amended, supplemented or restated from time to time;

(iv)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Toronto, Ontario;

(v)	“Closing” means the closing of the purchase and sale of the Offered Securities;

(vi)	“Closing Date” means September 7, 2005 or such other date or dates as the Corporation and the Agent may agree upon;

(vii)	“Closing Time” has the meaning ascribed to it in section 4;

(viii)	“Common Shares” means the common shares of the Corporation as constituted on the date hereof;

(ix)	“Compensation Options” has the meaning ascribed thereto in section 10;

(x)	“Corporation” means GeoGlobal Resources Inc., a corporation incorporated under the laws of the state of Delaware, and includes any successor corporation thereto;

(xi)	“Information” means all information made publicly available by the Corporation or that the Corporation causes to become publicly available regarding the Corporation, together with all information regarding the Corporation prepared by the Corporation and provided to potential purchasers of the Offered Securities, if any, and includes but is not limited to, all press releases, material change reports and financial statements of the Corporation;

(xii)	“MI 45-103” means Multilateral Instrument 45-103 — Capital Raising Exemptions of the Canadian Securities Administrators;

(xiii)	“Offered Securities” has the meaning ascribed thereto on the first page of this Agreement;

(xiv)	“Offering” means the offering of the Offered Securities pursuant to this Agreement and the Agency Agreement;

(xv)	“Offering Jurisdictions” means the Provinces of British Columbia, Alberta, and Ontario, and jurisdictions outside of North America;

(xvi)	“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(xvii)	“Purchase Price” has the meaning ascribed thereto on the first page of this Agreement;

(xviii)	“Purchased Securities” has the meaning ascribed thereto on the first page of this Agreement;

(xix)	“Registration Statement” means a registration statement with respect to the resale of (i) the Unit Shares; (ii) the Warrant Shares; (iii) the Common Shares forming part of the Units issuable upon exercise of the Compensation Options; and (iv) the Common Shares issuable upon exercise of the Warrants forming part of the Units issuable upon exercise of the Compensation Options;

(xx)	“Regulation S” means Regulation S adopted by the SEC under the Securities Act;

(xxi)	“Right” has the meaning ascribed thereto on the first page of this Agreement;

(xxii)	“Rights Unit” has the meaning ascribed thereto on the first page of this Agreement;

(xxiii)	“SEC” has the meaning ascribed thereto on the first page of this Agreement; (xxiv) “Securities Act” means the United States Securities Act of 1933, as amended;

(xxv)	“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions collectively;

(xxvi)	“Stock Exchange” means the American Stock Exchange;

(xxvii)	“Subscriber” means the Person purchasing the Purchased Securities and whose name appears on the execution page hereof;

(xxviii)	“Underlying Securities” means the Unit Shares and the Warrants comprising the Offered Securities;

(xxix)	“Unit” has the meaning ascribed thereto on the first page of this Agreement;

(xxx)	“Unit Share” has the meaning ascribed thereto on the first page of this Agreement;

(xxxi)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(xxxii)	“U.S. dollars” or “U.S.$” means lawful money of the United States of America;

(xxxiii)	“U.S. Person” means a U.S. person as that term is defined in Regulation S;

(xxxiv)	“Warrant” has the meaning ascribed thereto on the first page of this Agreement;

(xxxv)	“Warrant Share” has the meaning ascribed thereto on the first page of this Agreement; and

(xxxvi)	“Warrant Term” has the meaning ascribed thereto on the first page of this Agreement.

2.	Conditions of Purchase
In connection with your purchase of the Purchased Securities, the following documents are attached hereto which you are requested to complete and sign as indicated and return together with an executed copy of this Agreement and payment of the Purchase Price for the Purchased Securities in accordance with this section 2 as soon as possible and in any event no later than 10:00 a.m. (Toronto time) on August 31, 2005:
(a)	Schedule “B”, with respect to registration and delivery instructions;

(b)	if you are a resident of, or are otherwise subject to the Securities Laws of, the Province of British Columbia or Alberta, Schedule “C”, being, among other things, your British Columbia or Alberta “accredited investor” certification or “family, close friends and business associates” certification, as applicable;

(c)	if you are a resident of, or are otherwise subject to the Securities Laws of, the Province of Ontario, Schedule “D”, being your Ontario “accredited investor” certification; and

(d)	if you are a resident of, or are otherwise subject to the Securities Laws of a jurisdiction outside of North America, Schedule “E”, being your “offshore investor” certification.
The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the following conditions:
(a)	you execute and return all documents required by the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange for delivery on your behalf, including the forms set out in Schedules “B” to “E” attached hereto, as applicable, to:

(after August 26, 2006)
Jones, Gable & Company Limited	Jones, Gable & Company Limited
700 West Pender Street
Suite 325	555 Burrard Street Suite 400
Vancouver, British Columbia	Vancouver, British Columbia
V6C 1C1	V7X 1M7
Attention: Nicole Cleve
Fax: (604) 685-9352
(b)	unless other arrangements with the Agent have been made, receipt of payment by the Subscriber of the Purchase Price for the Purchased Securities by cheque, bank draft or money order in U.S. dollars payable to Jones, Gable & Company Limited or a wire transfer in U.S. dollars to Jones, Gable & Company Limited;

(c)	the representations and warranties made by you herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(d)	all covenants, agreements and conditions contained in this Agreement to be performed by you on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(e)	all necessary regulatory approvals and other closing conditions shall have been obtained or satisfied (or waived, if applicable) prior to the Closing Date.
By returning this Agreement you consent to the filing by the Corporation of all documents required by the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange.
If you are not subscribing for the Purchased Securities for your own account and you are not a portfolio manager purchasing as agent for accounts which are fully managed by you, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for its own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange with respect to the Purchased Securities being acquired by each such purchaser as principal. If you are signing as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.
You agree, and you agree to cause any purchaser for whom you are contracting hereunder, to comply with all Securities Laws of the Offering Jurisdictions and with the policies of the Stock Exchange concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.
You acknowledge that the Corporation and/or the Agent has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.
3.	Authorization of the Agent
The Subscriber irrevocably authorizes the Agent, in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:
(a)	to receive certificates representing the Underlying Securities, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Purchased Securities and to exercise any rights of termination contained in the Agency Agreement;

(b)	to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement, and the Agency Agreement or any ancillary or related document;

(c)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine; and

(d)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.
The Subscriber shall have the benefit of the representations and warranties made by the Corporation to the Agent and set forth in the Agency Agreement. Such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the closing of the purchase and sale of the Offered Securities and shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement.

4.	The Closing
Delivery and payment for the Purchased Securities will be completed at the Closing on the Closing Date at the offices of Goodman and Carr LLP at 200 King Street West, Suite 2300, Toronto, Ontario M5H 3W5 at 10:00 a.m. (the “Closing Time”), Toronto time, or at such other location and/or such other time as the Agent and the Corporation may agree upon. If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agent, or waived by the Agent, the Agent shall deliver to the Corporation all completed Subscription Agreements and payment of the aggregate Purchase Price for all of the Offered Securities sold pursuant to the Agency Agreement against delivery by the Corporation of certificates representing the Underlying Securities comprising the Offered Securities sold pursuant to the Agency Agreement, and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement.
If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation of certificates representing the Underlying Securities) and the Agency Agreement have not been complied with to the satisfaction of the Agent, or waived by it, the Agent, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.
Certificates representing the Underlying Securities will be available for delivery to the Subscriber following the Closing.
For greater certainty, no separate certificate representing Units will be issued by the Corporation. 5.
Conditions of Closing
The following are certain of the conditions precedent to the Closing and to the purchase of the Offered Securities by the Subscribers, which conditions the Corporation hereby covenants and agrees to use its commercially reasonable efforts to fulfill within the time set out herein, and which conditions may be waived in writing in whole or in part by the Agent:
(i)	the Corporation shall have received all necessary approvals and consents, including all necessary regulatory approvals and consents (including those of the Stock Exchange) required for the completion of the transaction contemplated by this Subscription Agreement, and the Stock Exchange shall have approved the listing thereon of the Unit Shares and Warrant Shares upon issuance (including those issuable in connection with the Rights Units) and the Common Shares and Warrant Shares underlying the Compensation Options, subject to the fulfillment of normal conditions;

(ii)	the representations and warranties of the Corporation contained herein and the Agency Agreement shall be true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated hereby;

(iii)	the Corporation shall have complied with all covenants, and satisfied all terms and conditions contained herein and the Agency Agreement to be complied with and satisfied by the Corporation at or prior to the Closing;

(iv)	the Agent shall not have previously terminated its obligations pursuant to the terms of the Agency Agreement; and

(v)	the Subscriber shall have completed this Subscription Agreement in full and shall have paid the Purchase Price for the Purchased Securities to the Corporation in the manner contemplated in this Subscription Agreement.
6.	Prospectus Exemptions
The sale of the Purchased Securities by the Corporation to you is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or a registration statement and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document.
You acknowledge and agree that:
(a)	AN INVESTMENT IN THE PURCHASED SECURITIES IS NOT WITHOUT RISK AND THE SUBSCRIBER (AND ANY DISCLOSED BENEFICIAL SUBSCRIBER) MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT;

(b)	the Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Subscriber, but there are no assurances that any such financings will be available, on reasonable terms or at all, and if not available, the Corporation may be unable to fund its ongoing development;

(c)	you, or others for whom you are contracting hereunder, have been independently advised as to or are aware of the restrictions with respect to trading in, and the statutory hold period applicable to, the Underlying Securities and the Warrant Shares (to the extent that such Warrant Shares are issued prior to the expiry of the applicable hold period imposed by the Securities Laws of the jurisdiction in which you reside or to which you are subject), that a suitable legend or legends will be placed on the certificates representing the Underlying Securities and Warrant Shares (if applicable) to reflect the applicable statutory hold period to which such securities are subject and you are hereby advised that during such period the Underlying Securities and Warrant Shares may not be resold in Canada, except pursuant to exemptions from the prospectus requirements of applicable Securities Laws of any jurisdiction in Canada, and notwithstanding the expiry of any applicable hold periods imposed by such Securities Laws, you, or others for whom you are contracting hereunder, will not be able to resell any of the Unit Shares or the Warrant Shares on the Stock Exchange (to the extent applicable) until the Registration Statement is declared effective by the SEC; you, or others for whom you are contracting hereunder, are aware that the Warrants will not be listed for trading on the Stock Exchange at any time;

(d)	the Purchased Securities have not been registered under the Securities Act or any applicable state securities laws and that the contemplated sale is being made in reliance on an exemption for offshore offers and sales pursuant to Regulation S;

(e)	if you decide to offer, sell or otherwise transfer any of the Unit Shares or Warrant Shares, such securities may be offered, sold or otherwise transferred only, (i) to the Corporation, (ii) pursuant to registration under the Securities Act, (iii) outside the United States in accordance with Rule 904 of Regulation S or (iv) within the United States pursuant to an available exemption from registration under the Securities Act, and in compliance with any applicable state securities laws, provided you have furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonable satisfactory to the Corporation prior to such offer, sale or transfer;
(f)	if you decide to offer, sell or otherwise transfer any of the Warrants, such securities may be offered, sold or otherwise transferred only, (i) to the Corporation, (ii) pursuant to registration under the Securities Act or (iii) outside the United States in accordance with Rule 904 of Regulation S;

(g)	you will not engage in hedging transactions with regard to the Purchased Securities unless in compliance with the Securities Act;

(h)	you consent to the Corporation making a notation on its records or giving instructions to any transfer agent of the Purchased Securities in order to implement the restrictions on transfer set forth and described herein;

(i)	you, or others for whom you are contracting hereunder, are solely responsible and the Corporation and the Agent is not in any way responsible for compliance by you or any beneficial purchaser for whom you are contracting hereunder with all applicable hold periods and resale restrictions to which the Underlying Securities and Warrant Shares are subject;

(j)	you, or others for whom you are contracting hereunder, have not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws of the Offering Jurisdictions) or similar document and that your decision, or the decision of others for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agent and that your decision, or the decision of others for whom you are contracting hereunder, is based entirely upon the Information and, if you and any others for whom you are contracting hereunder are resident of, or subject to the laws of any of, the Provinces of British Columbia, Alberta or Ontario, you and any others for whom you are contracting hereunder further acknowledge that the sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, radio, television or telecommunications, including electronic display and the Internet;

(k)	the Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information concerning the Corporation or as to whether all information concerning the Corporation that is required to be disclosed or filed by the Corporation under the Securities Laws has been so disclosed or filed;

(l)	as a consequence of the sale being exempt from the prospectus requirements of the Securities Laws of the Offering Jurisdictions,
(i)	certain protections, rights and remedies provided by the Securities Laws of the Offering Jurisdictions, including statutory rights of rescission or damages, will not be available to you, or others for whom you are contracting hereunder,

(ii)	you, or others for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws of the Offering Jurisdictions, and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws of the Offering Jurisdictions;
(m)	no Person has made any written or oral representation
(i)	that any Person will resell or repurchase the Underlying Securities or the Warrant Shares;

(ii)	that any Person will refund the Purchase Price or exercise price of the Warrants; or

(iii)	as to the future price or value of the Underlying Securities or Warrant Shares;
(n)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Offered Securities;

(o)	there is no government or other insurance covering the Offered Securities;

(p)	there are risks associated with the purchase of the Offered Securities;

(q)	there are restrictions on the Purchaser’s ability to resell the Offered Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Offered Securities; and

(r)	the Corporation has advised the Purchaser that the Corporation is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of recission or damages, will not be available to the purchaser.
This subscription may be accepted in whole or in part and the right is reserved to the Corporation and/or the Agent to allot to any Subscriber less than the amount of Offered Securities subscribed for hereunder. Confirmation of acceptance or rejection of this Agreement will be forwarded to you promptly after the acceptance or rejection of this Agreement by the Corporation. If this Agreement is rejected in whole, you understand that any cheques, bank drafts, money orders or wire transfers delivered by you to the Agent representing the Purchase Price for the Purchased Securities will be promptly returned to you without interest. If this Agreement is accepted only in part, you understand that a cheque representing the portion of the Purchase Price for that number of Offered Securities which is not accepted by the Corporation will be promptly delivered to you, without interest.
By your acceptance of this Agreement, you and any others for whom you are contracting hereunder represent, warrant and certify to the Corporation and the Agent (which representations and warranties shall survive the Closing) that:

A.	General:
(a)	THE SUBSCRIBER (AND ANY DISCLOSED BENEFICIAL SUBSCRIBER) HAS KNOWLEDGE IN FINANCIAL AND BUSINESS AFFAIRS, IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE PURCHASED SECURITIES, AND IS ABLE TO BEAR THE ECONOMIC RISK OF SUCH INVESTMENT EVEN IF THE ENTIRE INVESTMENT IS LOST;

(b)	You are and any beneficial purchaser for whom you are contracting hereunder is resident, or if not an individual, has a head office, in the jurisdiction set out under the heading “address” above your signature set forth on the execution page of this Agreement which address is your residence or place of business, or the residence or place of business of any beneficial purchaser for whom you are contracting hereunder, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities and you and any others for whom you are contracting hereunder were not offered the Offered Securities, and did not execute this Agreement, in the United States of America.

(c)	You make, or any other beneficial purchaser for whom you are contracting hereunder makes, the representations, warranties and covenants set out in Schedule “C”, “D” or “E” to this Agreement, as applicable, and you or any such other beneficial purchaser for whom you are contracting hereunder may avail yourselves of one or more of the categories of prospectus exempt purchasers listed in Schedule “C”, “D” or “E” to this Agreement, respectively.

(d)	You are, and any other beneficial purchaser for whom you are contracting hereunder is, solely responsible for obtaining such advice concerning the tax consequences of your investment in the Purchased Securities and you are not relying on the Corporation or the Agent for advice concerning such tax consequences.

(e)	If you are an individual, you have attained the age of majority in the jurisdiction in which you are resident and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

(f)	If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Agreement, and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

(g)	Other than the Agent, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, the Subscriber covenants to indemnify and hold harmless the Corporation and the Agent with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(h)	None of the funds being used to purchase the Purchased Securities are to your knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities.

(i)	You are, and any beneficial purchaser for whom you are contracting hereunder is, at arms©-length, within the meaning of the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange, with the Corporation (other than in the event that you or such beneficial purchaser is deemed to be a non-arms’ length party solely as a result of holding Common Shares to which are attached greater than 10% of all of the voting rights attaching to all of the issued and outstanding voting securities of the Corporation).

(j)	You are not, and any beneficial purchaser for whom you are contracting hereunder is not, a “promoter” of the Corporation within the meaning of the Securities Laws of the Offering Jurisdictions.

(k)	Legal counsel retained by the Corporation (the “Corporation©s Counsel”) is acting as counsel to the Corporation and not as counsel to you. Legal counsel retained by the Agent (the “Agent’s Counsel”) is acting as counsel to the Agent and not as counsel to you. The relationship of the Corporation©s Counsel and the Agent’s Counsel with you is limited solely to responding to any questions which you may have regarding the terms of the documents to be delivered in connection with this Agreement.

(l)	If you are, or any beneficial purchaser for whom you are contracting hereunder is, a resident of an Offering Jurisdiction and cannot otherwise satisfy any of the requirements set forth in this section 6, you are, or any beneficial purchaser for whom you are contracting hereunder is, acquiring the Purchased Securities pursuant to and in compliance with an exemption from the prospectus requirements of the Securities Laws of the jurisdiction of residence and will provide the Corporation and the Agent, on request, whether before or after the Closing Date, with evidence of such compliance.

(m)	You are, or any beneficial purchaser for whom you are contracting hereunder is, capable of assessing the proposed investment in the Purchased Securities as a result of your financial or investment experience or as a result of advice received from a registered person other than the Corporation, the Agent or any affiliate thereof and you are, or any beneficial purchaser for whom you are contracting hereunder is, able to bear the economic loss of the investment in the Purchased Securities.

(n)	You are not a U.S. Person or a person in the United States and are not and will not be purchasing Offered Securities for the account or benefit of any U.S. Person or a Person in the United States. The Purchased Securities were not offered to you in the United States and this Agreement has not been signed in the United States.

(o)	The Purchased Securities to be issued hereunder are not being purchased with knowledge of any material fact about the Corporation that has not been generally disclosed.

(p)	You and any beneficial purchaser for whom you are contracting hereunder acknowledge that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Underlying Securities or Warrant Shares nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to such securities.

(q)	This Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting as agent for a beneficial purchaser, will constitute a legal, valid and binding obligation against such beneficial purchaser in accordance with the terms hereof.

(r)	If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that the Corporation and the Agent may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(s)	The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(t)	The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the fact that the Corporation and the Agent are collecting the personal information of the Subscriber, or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, for the purpose of completing this Agreement. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the Corporation and the Agent retaining such personal information for as long as permitted or required by law or business practices. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, further acknowledges and consents to the fact that the Corporation and the Agent may be required by Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Dealers Association of Canada to provide regulatory authorities with any personal information provided by the Subscriber in this Agreement. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder.

(u)	The Subscriber, and each beneficial purchaser for whom it is contracting hereunder, shall execute, deliver, file and otherwise assist the Corporation and the Agent with filing all documentation required by the applicable Securities Laws to permit the subscription for and issuance of the Purchased Securities.

(v)	The Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Purchased Securities under applicable Securities Laws and the Subscriber agrees to indemnify the Corporation, the Agent and each of their respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.
B.	British Columbia: If you are resident in, or are otherwise subject to the Securities Laws of, the Province of British Columbia, then:
(a)	One of subparagraph (i), (ii), (iii) or (iv) below is applicable to you:
(i)
A.	in the case of the purchase by you of the Purchased Securities as principal, you are purchasing the Purchased Securities as principal for your own account, and not for the benefit of any other Person, or you are deemed under the Securities Laws of the Province of British Columbia to be purchasing the Purchased Securities as principal, and in either case you are purchasing the Purchased Securities for investment only and not with a view to the resale or distribution of any or all of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and you will be purchasing a sufficient number of Offered Securities so that you have an aggregate acquisition cost for such Offered Securities of not less than $97,000 and you are not a corporation, syndicate, partnership or other form of incorporated or unincorporated entity or organization created solely, or used primarily, to permit the purchase of the Purchased Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost of such Purchased Securities is less than $97,000, or if you are created solely, or used primarily, for such purpose and you are a corporation, partnership, syndicate or other form of unincorporated entity, the share or any portion of each shareholder, member or partner of the partnership, syndicate or other unincorporated entity, as the case may be, of the aggregate acquisition cost to you is not less than $97,000; or

B.	in the case of the purchase by you of the Purchased Securities as agent for a disclosed principal, such disclosed principal is purchasing as principal for its own account and not for the benefit of any other Person and is purchasing for investment only and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and no other Person will have a beneficial interest in the Purchased Securities, you are purchasing a sufficient number of Offered Securities so that such disclosed principal has an aggregate acquisition cost for such Offered Securities of not less than $97,000, such disclosed principal is resident in the Province of British Columbia, and you are an agent with proper authority to execute all documents required in connection with the purchase on behalf of the disclosed principal and such disclosed principal on whose behalf you are acting is not a corporation, syndicate, partnership or other form of incorporated or unincorporated entity or organization created solely, or used primarily, to permit the purchase of the Purchased Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost of such Purchased Securities is less than $97,000, or if such disclosed principal is created solely, or used primarily, for such purpose and such disclosed principal is a corporation, partnership, syndicate or other form of unincorporated entity, the share or any portion of each shareholder, member or partner of the partnership, syndicate or other unincorporated entity, as the case may be, of the aggregate acquisition cost to such disclosed principal is not less than $97,000.
(ii)	You are purchasing the Purchased Securities as principal and you are designated as an “exempt purchaser” by the British Columbia Securities Commission.

(ii)	You are purchasing the Purchased Securities as principal for your own account, and not for the benefit of any other Person and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and no other Person will have a beneficial interest in the Purchased Securities and you are one or more of:
A.	a “director”, “senior officer” or “control person” of the Corporation, or of an “affiliate” of the Corporation (within the meaning of these terms as used in applicable Securities Laws);

B.	a “spouse” (within the meaning of such term as used in applicable Securities Laws), parent, grandparent, brother, sister or child of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

C.	a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

D.	a “close personal friend” (within the meaning of such term as used in applicable Securities Laws) (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

E.	a “close business associate” (within the meaning of such term as used in applicable Securities Laws) (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a casual business associate or a Person introduced or solicited for the purpose of purchasing Offered Securities or a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

F.	a “founder” (within the meaning of such term as used in applicable Securities Laws) of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation;

G.	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;

H.	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in clauses 6B(a)(iii)(A) to 6B(a)(iii)(G) above; or

I.	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in clauses 6B(a)(iii)(A) to 6B(a)(iii)(G) above; and
you have concurrently executed and delivered a certificate in the form attached as Schedule “C” attached hereto.

(iv)	You are either purchasing the Purchased Securities:
A.	As principal for your own account, and not for the benefit of any other Person and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and you are an “accredited investor” within the meaning of MI 45-103; or

B.	as agent for a beneficial principal disclosed on the execution page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed principal and such disclosed principal for whom you are contracting hereunder is an “accredited investor” within the meaning of MI 45-103 and is purchasing as principal for its own account, and not for the benefit of any other Person, and is purchasing for investment only and not with a view to resale or distribution of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) ; and
you have concurrently executed and delivered a certificate in the form attached as Schedule “C” hereto.
(b)	The provisions of paragraphs (a)(i) to (a)(iv), as applicable, of this subsection 6B will be true and correct both as of the date of execution of this Agreement and as of the Closing Date.

C.	Alberta: If you are resident in the Province of Alberta, then:
(a)	One of subparagraph (i), (ii), (iii) or (iv) below is applicable to you:
(i)
A.	in the case of the purchase by you of the Purchased Securities as principal, you are purchasing the Purchased Securities as principal for your own account, and not for the benefit of any other Person, or you are deemed under the Securities Laws of the Province of Alberta to be purchasing the Purchased Securities as principal, and in either case you are purchasing the Purchased Securities for investment only and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and will be purchasing a sufficient number of Offered Securities so that you have an aggregate acquisition cost for such Offered Securities of not less than $97,000 and if you are a corporation, syndicate, partnership or other form of association, you pre-existed the offering of the Offered Securities and have a bona fide purpose other than the making of an investment in the Offered Securities or, if you were created to make such investment, the individual share of the aggregate acquisition cost to each participant in you is not less than $97,000; or

B.	in the case of the purchase by you of the Purchased Securities as agent for a disclosed principal, such disclosed principal is purchasing as principal for its own account, and not for the benefit of any other Person and is purchasing for investment only and not with a view to the resale or distribution of all or any of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities), a sufficient number of Offered Securities so that such disclosed principal has an aggregate acquisition cost for such Offered Securities of not less than $97,000, such disclosed principal is resident in the Province of Alberta, you are an agent with proper authority to execute all documents required in connection with the purchase on behalf of such disclosed principal and if such disclosed principal is a corporation, syndicate, partnership or other form of association, such disclosed principal pre-existed the offering of the Offered Securities and has a bona fide purpose other than the making of an investment in the Offered Securities or, if such disclosed principal was created to make such investment, the individual share of the aggregate acquisition cost to each participant in such disclosed principal is not less than $97,000.
(ii)	You are purchasing the Purchased Securities as principal and you are recognized as an “exempt purchaser” by the Alberta Securities Commission.

(iii)	You are purchasing the Purchased Securities as principal for your own account and not for the benefit of any other Person, and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and no other Person will have a beneficial interest in the Purchased Securities and you are one or more of:
A.	a “director”, “senior officer” or “control person” of the Corporation, or of an “affiliate” of the Corporation (within the meaning of these terms as used in applicable Securities Laws);

B.	a “spouse” (within the meaning of such term as used in applicable Securities Laws), parent, grandparent, brother, sister or child of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

C.	a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

D.	a “close personal friend” (within the meaning of such term as used in applicable Securities Laws) (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

E.	a “close business associate” (within the meaning of such term as used in applicable Securities Laws) (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a casual business associate or a Person introduced or solicited for the purpose of purchasing Offered Securities or a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

F.	a “founder” (within the meaning of such term as used in applicable Securities Laws) of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation;

G.	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;

H.	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in clauses 6C(a)(iii)(A) to 6C(a)(iii)(G) above; or

I.	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in clauses 6C(a)(iii)(A) to 6C(a)(iii)(G) above; and
you have concurrently executed and delivered a certificate in the form attached as Schedule “C” hereto.

(iv)	You are either purchasing the Purchased Securities:
A.	as principal for your own account and not for the benefit of any other Person, and not with a view to the resale of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities) and you are an “accredited investor” within the meaning of MI 45-103; or

B.	as agent for a beneficial principal disclosed on the execution page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase on behalf of such disclosed principal and such disclosed principal for whom you are contracting hereunder is an “accredited investor” within the meaning of MI 45-103 and is purchasing as principal for its own account, and not for the benefit of any other Person and is purchasing, for investment only and not with a view to resale or distribution of the Purchased Securities (including any Warrant Shares issuable upon the exercise of any Warrants comprising, in part, the Purchased Securities); and
you have concurrently executed and delivered a certificate in the form attached as Schedule “C” hereto.
(b)	The provisions of subparagraphs (a)(i) to (a)(iv), as applicable, of this subsection 6C will be true and correct both as of the date of execution of this Agreement and as of the Closing Date.
D.	Ontario: If you are resident in, or are otherwise subject to the Securities Laws of, the Province of Ontario, then:
(a)	You are either purchasing the Purchased Securities:
(i)	as principal for your own account and not for the benefit of any other Person and you are an “accredited investor” within the meaning of Rule 45-501 of the Ontario Securities Commission; or

(ii)	as agent for a beneficial principal disclosed on the execution page of this Agreement, and you are an agent or trustee and each disclosed principal for whom you are acting is an “accredited investor” within the meaning of Rule 45501 of the Ontario Securities Commission and is purchasing as principal for its own account and not for the benefit of any other Person; and
you have concurrently executed and delivered a certificate in the form attached as Schedule “D” hereto.

(b)	The provisions of paragraph (a) of this subsection 6D will be true and correct both as of the date of execution of this Agreement and as of the Closing Date.
E.	Offshore: If you are resident in, or are otherwise subject to the Securities Laws of, a jurisdiction outside of North America, then:
(a)	You have concurrently executed and delivered a certificate in the form attached as Schedule “E” hereto; and

(b)	The provisions of Schedule “E” hereto will be true and correct both as of the date of execution of this Agreement and as of the Closing Date.
F.	Acknowledgement: You acknowledge that the foregoing representations and warranties are made with the intent that they may be relied upon in determining your eligibility, or, if applicable, the eligibility of any beneficial purchaser for whom you may be contracting hereunder, to purchase the Purchased Securities under applicable Securities Laws. You further agree that by accepting the Purchased Securities on the Closing Date you shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date, with the same force and effect as if they had been made by you on such date and that they will survive the purchase by you of the Purchased Securities and will continue in full force and effect notwithstanding any subsequent disposition by you of the Purchased Securities.
7.	Legends:
(a)	You acknowledge that upon the issuance of the Underlying Securities and the Warrant Shares (to the extent that such Warrant Shares are issued prior to the expiry of the applicable hold period), the certificates representing the Underlying Securities and the Warrant Shares will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

(b)	You understand and acknowledge that until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Units Shares and Warrant Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF

RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLE SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”;
     provided, that if any such securities are being sold or otherwise transferred under paragraphs (C) or (D) in the above legend, the legend may be removed at such time that the Unit Shares and Warrant Shares are no longer deemed to be “restricted securities” as defined in Rule 144 under the Securities Act, by delivery to the Corporation©s registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the Securities Act or state securities laws;
(c)	You understand and acknowledge that until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT”.
8.	Representations and Warranties of the Corporation
The Corporation hereby represents and warrants to the Subscriber that the representations and warranties made by the Corporation to the Agent in the Agency Agreement will be true and correct in all material respects as of the Closing Date (save and except as waived by the Agent) and will survive for the respective periods provided for therein and the Subscriber is entitled to rely thereon, and acknowledges and confirms that the Subscriber is relying upon such representations and warranties in entering into this Agreement and completing the transactions contemplated herein.
9.	Covenants of the Corporation
The Corporation hereby covenants and agrees with the Subscriber that the covenants given by the Corporation to the Agent in the Agency Agreement will be true and correct in all material respects as of the Closing Date (save and except as waived by the Agent) and the Subscriber is entitled to rely thereon.

10.	Fee
The Subscriber understands that in connection with the issue and sale of the Offered Securities, the Agent will receive from the Corporation on Closing, an aggregate cash fee equal to 6% of the aggregate Purchase Price. The Corporation will also grant to the Agent, non-transferable compensation options (the “Compensation Options”) equal to an aggregate 6% of the number of Offered Securities sold (excluding the Rights Units). Each Compensation Option shall be exercisable by the Agent for one Unit at a price of U.S.$6.50 per Unit until 5:00 p.m. (Toronto Time) on the date that is 24 months following the Closing Date. The Agent shall also receive one Right for each Compensation Option granted to the Agent. No other fee or commission is payable by the Corporation in connection with the offering of the Offered Securities. The Corporation will, however, pay certain fees and expenses of the Agent in connection with the Offering, as set out in the Agency Agreement.
11.	General
(a)	Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement,” this “Subscription Agreement”, “hereof,” “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(c)	Severability: If one or more of the provisions contained in this Agreement shall be invalid,

(b)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)	Notices:
(i)	All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Corporation shall be addressed to:
GeoGlobal Resources Inc. 630 – 4th Avenue S.W. Suite 200 Calgary, Alberta T2P 0J9

Attention: Allen J. Kent Fax: (403) 777-9199

with a copy to :

William S. Clarke, Esq. William S. Clarke, P.A. 457 North Harrison Street Princeton, NJ 08540

Fax: (609) 921-3933
Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution page hereof, with a copy to the Agent at:
Jones, Gable & Company Limited 110 Yonge Street Suite 600
Toronto, Ontario M5C 1T6

Attention: Robb Hindson Fax: (416) 365-8037

with a copy to:

Goodman and Carr LLP 200 King Street West Suite 2300 Toronto, Ontario M5H 3W5

Attention: Jay Goldman Fax: (416) 595-0567
(ii)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(iii)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

(e)	Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(f)	Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(g)	Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(h)	Time of Essence: Time is of the essence of this Agreement.

(i)	Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(j)	Survival: Notwithstanding any other provision of this Agreement, the representations, warranties and covenants of the Corporation and the Subscriber contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(k)	Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

(l)	Costs: All costs and expenses incurred by you (including any fees and disbursements of any counsel retained by you) relating to the purchase by you of the Purchased Securities shall be borne by you.

(m)	Assignment: This Agreement is not transferable or assignable, in whole or in part, by you or, if applicable, by others on whose behalf you are contracting hereunder.

(n)	Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

(o)	Facsimile Copies: The Corporation shall be entitled to rely on a facsimile copy of an executed subscription and renunciation agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof.
If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

EXECUTION PAGES

TO:	GEOGLOBAL RESOURCES INC.
AND TO:	JONES, GABLE & COMPANY LIMITED
The undersigned hereby accepts the foregoing and agrees to be bound by the terms set forth herein and, without limitation, agrees that the Corporation and the Agent may rely upon the covenants, representations and warranties of the undersigned contained herein.
     DATED as of this                     day of          , 2005.

Number of Units to be purchased at U.S.$6.50 each:

Aggregate Purchase Price:	$

Name (full legal name of Subscriber) and Address of Subscriber:

(address, including postal code)

(facsimile number)		(telephone number)

(number of Common Shares held prior to purchase
of Purchased Securities)

By:

(signature)

(please print name)

(social insurance or federal corporate/business account number)		(official capacity)
If you are signing as agent for a principal, and you are not a trust company or portfolio manager signing as a trustee or as agent for a fully-managed account, please complete the following:
(name of beneficial purchaser)
(address of beneficial purchaser)

- EX2 -

The above-mentioned subscription is hereby accepted by GeoGlobal Resources Inc.
     DATED as of this                      day of                                          , 2005.

GEOGLOBAL RESOURCES INC.
By:

Authorized Signing Officer

SCHEDULE “A”
Term Sheet
GeoGlobal Resources Inc.
Best Efforts Offering of Units
Up to U.S. $13,000,000

Issuer:	GeoGlobal Resources Inc. (the “Company”).

Offering:	Up to 2,000,000 units (“Units”). Each Unit will be comprised of one common share of the Company (“Common Share”) and one-half of one common share purchase warrant (each whole such common share purchase warrant, a “Warrant”). Each Warrant will entitle the holder to acquire one additional Common Share (each a “Warrant Share”) at an exercise price of U.S.$9.00 per Warrant Share at any time on or before two years (“Warrant Term”) following the Closing Date (as defined below); provided that if the trading price of the Common Shares on the American Stock Exchange or on any other exchange that the Common Shares are listed is at U.S.$12.00 or more for 20 consecutive trading days and if the registration statement referred to herein under the caption U.S. Registration Statement has been declared effective, then the Warrant Term shall be automatically reduced to 30 days from the date of initial issuance of a news release by the Corporation announcing the change to the Warrant Term. The Warrants shall be issued pursuant to a warrant indenture or certificate (the “Warrant Indenture or Certificate”) which shall contain customary anti-dilution provisions. Subscribers for Units will also be issued one non-transferable right (a “Right”) for each Unit purchased, each Right entitling the holder thereof, subject to certain conditions, to be issued 0.10 of a Unit (each whole such Unit, a “Rights Unit”) for nominal consideration in the event that the filing of a Registration Statement (as defined below) (the “Liquidity Event”) with the U.S. Securities and Exchange Commission (the “SEC”) has not occurred on or before 5:00 p.m. (Toronto time) on the date that is 60 days following the Closing Date (the “Liquidity Event Deadline”).

Offering Price:	U.S. $6.50 per Unit (the “Offering Price”).

Offering Size:	Up to U.S. $13,000,000.

Agent:	Jones, Gable & Company Limited.

U.S. Registration Statement:	The Company will, as promptly as practicable after the Closing Date, file with and will thereafter use its best efforts to have declared effective by the SEC a registration statement (the “Registration Statement”) with respect to the resale of (i) the Common Shares comprising, in part, the Units; (ii) the Common Shares issuable upon exercise of the Compensation Options; and (iii) the Common Shares issuable on exercise of the Warrants which comprise, in part, the Units (including the Units issuable upon exercise of the Compensation Options), and the subscribers and the Agent shall agree to provide to the Company such information as it may reasonably request in connection therewith. In the event that the Liquidity Event has not occurred by the Liquidity Event Deadline, Rights Units shall be issued pursuant to and in accordance with the terms of the Rights and the Registration Statement will also cover the resale of the Common Shares comprising in part the Rights Units, the Common Shares issuable upon exercise of the Warrants which comprise in part, the Rights Units and the additional Common Shares that become issuable in connection with the exercise of the Compensation Options.

Commission:	6% of the gross proceeds from the Offering.

Compensation Options:	The Agent shall receive at closing of the Offering non-transferable compensation options (“Compensation Options”) entitling the Agent to purchase Units equal in number to 6% of the aggregate number of Units issued and sold under the Offering at a price of U.S. $6.50 per Unit, subject to customary anti-dilution provisions. The Compensation Options are to be exercisable at any time prior to the date that is two years after Closing Date. The Units issued upon exercise of the Compensation Options are to be the same as the Units issued and sold under the Offering, comprising one Common Share and one-half of a Warrant (exercisable and transferable on the same terms and conditions as the Warrants issued and sold under the Offering) subject to applicable securities laws. The holders of the Compensation Option will also receive one Right for each Compensation Option issued.

Offering Procedure:	The selling jurisdictions (the “Selling Jurisdictions”) for the Offering will be the provinces of Alberta, British Columbia, and Ontario, and such other provinces as the Agent may specify and the Company agrees to prior to the Closing Date. The Units may also be placed in United States through a U.S. sub-agent pursuant to applicable exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided that as a “domestic” issuer under the securities laws of the United States, the offering shall be conducted in all jurisdictions in the United States in accordance with Regulation D of the Act or other available exemptions from the registration requirements of the Act. The Units may also be sold in certain foreign jurisdictions, pursuant to applicable securities regulations, subject to the Company©s approval. The Units are to be sold on a “private placement” basis without the preparation or filing of a prospectus, registration statement, offering memorandum or similar disclosure document, provided that the subscribers shall acknowledge in the subscription agreement(s) having available to them and opportunity to review the Company’s periodic reports and other filings made with the SEC under the United States Securities Exchange Act of 1934, as amended, and the Act and such other access and information as is required in compliance with Regulation D. The Agent will only provide potential subscribers with this Term Sheet (or an abridged version) and subscription agreement(s) in respect of the Units.

Hold Period:	It is a condition to closing of the Offering that the Units, the Warrant Shares and the Rights Units will not be subject to a hold period in Canada greater than four months and one day from the Closing Date, following which such securities will be free trading. The Units, Warrants, Warrant Shares, Common Shares and Rights Units will not be transferable into the United States unless such transfer is made pursuant to the Registration Statement or an exemption from the registration requirements of the Act. All certificates issued on the Closing Date will be legended accordingly.

Use of Proceeds:	The net proceeds from the Offering will be used to accelerate the production and development of the CB-ONN-2002/2 and CB-ONN 2002/3 blocks and all other blocks as acquired in India and for general corporate purposes.

Closing Date:	The Offering will close on or about August 30, 2005, or such other date or dates as agreed to by the Company and the Agent, acting reasonably, but in any event no later than September 30, 2005 (the “Closing Date”).

SCHEDULE “B”
ALL SUBSCRIBERS
REGISTRATION AND DELIVERY INSTRUCTIONS
1.	Delivery: Please deliver the certificate representing the Purchased Securities to:

Name

Account reference, if applicable

Contact name

Address, including postal code

Telephone number
2.	Registration: The certificate representing the Purchased Securities which is to be delivered at Closing should be registered as follows:

Name

Account reference, if applicable

Address, including postal code
Words and terms herein with the initial letter or letters thereof capitalized and defined in the Agreement shall have the meanings given to such capitalized words and terms in the Agreement.

SCHEDULE “C”
BRITISH COLUMBIA AND ALBERTA SUBSCRIBERS TO:

GEOGLOBAL RESOURCES INC.
AND TO:	JONES, GABLE & COMPANY LIMITED
CERTIFICATE
In connection with the purchase by the undersigned purchaser (the “Purchaser”) of units (the “Purchased Securities”) of GeoGlobal Resources Inc. (the “Corporation”), the Purchaser hereby represents, warrants and certifies that:
1.	the Purchaser is resident in the Province of British Columbia or Alberta or is subject to the securities laws of the Province of British Columbia or Alberta;

2.	the Purchaser is purchasing the Purchased Securities as principal for its own account;

3.	the Purchaser is (please initial the appropriate line):
(a)	an “accredited investor” within the meaning of Multilateral Instrument 45-103, Capital Raising Exemptions, by virtue of satisfying the indicated criterion as set out in Appendix “A” to this certificate (YOU MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX A TO THIS CERTIFICATE);

(b)	a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

(c)	a spouse, parent, grandparent, brother, sister or child of (name of person) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

(d)	a parent, grandparent, brother, sister or child of the spouse of (name of person) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

(e)	a close personal friend of (name of person) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

(f)	a close business associate of (name of person) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation;

(g)	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of (name of person) a founder of the Corporation;

(h)	a parent, grandparent, brother, sister or child of the spouse of (name of person) a founder of the Corporation;

(i)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 3(b) to 3(h) above; or

(j)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 3(b) to 3(h) above;
4.	the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities; and
5.	acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a purchaser of the Purchased Securities and the undersigned undertakes to immediately notify the Corporation and the Agent of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated:                                                              , 2005.

Print name of Purchaser

By:
Signature

Title

(please print name of individual whose signature appears
above, if different from name of purchaser printed above)

Appendix A to Schedule “C”
Accredited Investor — (defined in Multilateral Instrument 45-103) means:
(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

(d)	a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(e)	a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

(h)	a municipality, public board or commission in Canada,

(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(k)	an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(l)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

(m)	a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

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(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

(q)	a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

(t)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

NOTE:	The investor should initial beside the portion of the above definition applicable to it. For the purposes hereof:
(a)	“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, the Northwest Territories, Nova Scotia, Nunavut, Newfoundland and Labrador and Prince Edward Island, where “control person” means any person or company that holds or is one of a combination of persons or companies that holds
(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(b)	“eligibility adviser” means
(i)	an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada provided that the lawyer or public accountant:

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(A)	does not have a professional, business or personal relationship with the issuer, or any of its directors, senior officers, founders or control persons, and

(B)	has not acted for or been retained personally or otherwise as an employee, senior officer, director, associate or partner of a person or company that has acted for or been retained by the issuer or any of its directors, senior officers, founders or control persons within the previous year;
(c)	“financial assets” means cash and securities;

(d)	“founder”, in respect of an issuer, means a person or company who,
(i)	acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the proposed trade, is actively involved in the business of the issuer;
(e)	“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“non-redeemable investment fund” means an issuer:
(i)	where contributions of security holders are pooled for investment,

(ii)	where security holders do not have day-to-day control over the management and investment decisions of the issuer, whether or not they have the right to be consulted or to give directions, and

(iii)	whose securities do not entitle the security holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets of the issuer; and
(g)	“related liabilities” means
(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets.
All monetary references are in Canadian Dollars

SCHEDULE“D”
ONTARIO SUBSCRIBERS

TO:	GEOGLOBAL RESOURCES INC.
AND TO:	JONES, GABLE & COMPANY LIMITED
CERTIFICATE
In connection with the purchase by the undersigned purchaser (the “Purchaser”) of units (the “Purchased Securities”) of GeoGlobal Resources Ina (the “Corporation”), the Purchaser hereby represents, warrants and certifies that:
1.	the Purchaser or any beneficial purchaser for whom the Purchaser is acting, as applicable, is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario;

2.	the Purchaser
(i)	is purchasing the Purchased Securities as principal for its own account; or

(ii)	as agent for a beneficial purchaser disclosed on the execution page of the agreement to which this Schedule “D” is attached, and such disclosed beneficial purchaser is purchasing the Purchased Securities as principal for its own account;
3.	the Purchaser or any beneficial purchaser for whom the Purchaser is acting, as applicable, is an “accredited investor” within the meaning of Rule 45-501 of the Ontario Securities Commission by viriue of satisfying the indicated criterion as set out in appendix A to this certificate;
4.	the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities; and
5.	acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned or any beneficial purchaser for whom the Purchaser is acting, as applicable, as a purchaser of the Purchased Securities and the undersigned undertakes to immediately notify the Corporation and the Agent of any change in any statement or other information relating to the Purchaser or any beneficial purchaser for whom the Purchaser is acting, as applicable, set forth herein which takes place prior to the closing time.
      Dated:                                          , 2005.

Print name of Purchaser

By:
Signature

Title

(please print name of individual whose signature appears
above, if different from name of purchaser printed above)
IMPORTANT: PLEASE INITIAL THE APPROPRIATE LINE IN APPENDIX A ATTACHED TO THIS CERTIFICATE.

Appendix A to Schedule “D”
Accredited Investor — (defined in Ontario Securities Commission Rule 45-501) means:
(a)	a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

(b)	the Business Development Bank incorporated under the Business Development Bank Act (Canada);

(c)	a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

(d)	a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

(e)	a company licensed to do business as an insurance company in any jurisdiction;

(f)	a subsidiary entity of any person or company referred to in paragraph (a), (b), (c), (d) or (e), where the person or company owns all of the voting shares of the subsidiary

(g)	a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

(h)	the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

(i)	any Canadian municipality or any Canadian provincial or territorial capital city;

(j)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

(k)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

(l)	a registered charity under the Income Tax Act (Canada);

(m)	an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

(n)	n individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

(o)	an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual’s registration is still in effect;

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(p)	a promoter of the issuer or an affiliated entity of a promoter of the issuer;

(q)	a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the issuer;

(r)	a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

(s)	an issuer that is acquiring securities of its own issue;

(t)	a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

(u)	a person or company that is recognized by the Ontario Securities Commission as an accredited investor;

(v)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

(w)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director (as defined in the Securities Act (Ontario)) or, if it has ceased distribution of its securities, has previously distributed its securities in this manner;

(x)	a fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

(y)	an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

(z)	an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

(aa)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.
NOTE: The investor should initial beside the above paragraph applicable to the investor.

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For the purposes hereof:
(a)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(b)	“control person” means any person, company or combination of persons or companies holding a sufficient number of any securities of the issuer to affect materially the control of the issuer but any holding of any persons, company or combination of persons or companies holding more than 20% of the outstanding voting securities of the issuer, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the issuer;

(c)	“director” where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company;

(d)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(e)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

(f)	“fully managed account” means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client©s express consent to a transaction;

(g)	“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

(h)	“mutual fund” includes,
(i)	an issuer whose primary purpose is to invest money provided by its security holders, and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer or

(ii)	an issuer or a class of issuers that is designated as a mutual fund by an order of the Commission in the case of a single issuer or otherwise in a regulation which is made for the purposes of this definition but does not include an issuer or a class of issuer that is designated not to be a mutual fund by an order of the Commission in the case of a single issuer or otherwise in a regulation which is made for the purposes of this definition;
(i)	“non-redeemable investment fund” means an issuer:
(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(iii)	that is not a mutual fund;

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(j)	“officer” means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of the issuer or registrant;

(k)	“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

(l)	“portfolio adviser” means
(i)	a portfolio manager registered under the Securities Act (Ontario); or

(ii)	a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the Regulation under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of The Toronto Stock Exchange or the Investment Dealers© Association of Canada referred to in that subsection;
(m)	“promoter” means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the issuer, or (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the issuer, directly or indirectly, received in consideration of services or property, or both services and property, 10% or more of any class of securities of the issuer or 10% or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing or substantially reorganizing the business;

(n)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets; and

(o)	“spouse”, in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage;

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Affiliated Entities, Control and Subsidiaries
1.	A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

2.	A person or company is considered to be controlled by a person or company if

(a)	in the case of a person or company,
(i)	voting securities of the first mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of, the other person or company, and

(ii)	the votes carried by the securities are entitled, if exercise, to elect a majority of the directors of the first-mentioned person or company;|
(b)	in the case of a partnership that does not have directors, other than a limited partnership, the secondmentioned person or company holds more than 50% of the interests in the partnership; or

(c)	in the case of a limited partnership, the general partner is the second-mentioned person or company.

3.	A person or company is considered to be a subsidiary entity of another person or company if (a) it is controlled by,|
(i)	that other, or

(ii)	that other and one or more persons or companies each of which is controlled by that other, or

(iii)	two or more persons or companies, each of which is controlled by that other, or
(b)	it is a subsidiary entity of a person or company that is the other’s subsidiary entity.
All monetary references are in Canadian Dollars.

SCHEDULE “E”
ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
FOR SUBSCRIBERS OUTSIDE OF NORTH AMERICA
The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to and with the Corporation and the Agent (and acknowledges that the Corporation and the Agent are relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:
(a) the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:
(i) a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Purchased Securities as principal for its, or (if applicable) each such other purchaser©s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or
(ii) a purchaser which is purchasing Purchased Securities pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;
(b) the purchase of Purchased Securities by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Corporation or the Agent; and
(c) the Subscriber, and (if applicable) any other purchaser for whom it is contracting hereunder, will not sell or otherwise dispose of any Purchased Securities or any Common Shares, Warrants and Warrant Shares underlying the Units (the “Underlying Securities”), except in accordance with applicable Canadian securities laws and in accordance with the rules and regulations of the American Stock Exchange, and if the Subscriber, or (if applicable) such beneficial purchaser, sells or otherwise disposes of any Units or Underlying Securities to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “E” and shall comply with such other requirements as the Corporation may reasonably require.
Dated at                    this                      day of                                          , 2005.

Name of Subscriber

By:
Signature

Title